                                                                    Exhibit 10.1

                       1999A AMENDMENT TO LOAN INSTRUMENTS

         This 1999A Amendment to Loan Instruments (this "Amendment" or the "1999A Amendment"), is made and entered into as of the __ day of June, 1999, by and among (i) PNC BANK, NATIONAL ASSOCIATION, in its capacity as the administrative bank hereunder (in such capacity the "Administrative Bank"); (ii) the Banks identified on SCHEDULE I hereto (all of such Banks are hereinafter collectively referred to as the "Banks", and each is hereinafter individually referred to as a "Bank"); and (iii) RES-CARE, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("Res-Care") and each of the Consolidated Subsidiaries of Res-Care identified on SCHEDULES II AND IIA hereto (Res-Care and each Consolidated Subsidiary, a "Borrower," and all of the foregoing collectively, the "Borrowers").

                              PRELIMINARY STATEMENT

         A. Res-Care and certain other Existing Borrowers (defined herein) obtained from the Administrative Bank and certain of the Banks credit accommodations pursuant to a Loan Agreement dated as of December 23, 1996 (the "1996 Loan Agreement") including the following: (i) a revolving line of credit in the principal amount of Sixty Five Million Dollars ($65,000,000) (the "Original Revolving Credit Facility"), (ii) a commitment to issue letters of credit for the account of the Borrowers in an aggregate outstanding amount of up to Ten Million Dollars ($10,000,000) and (iii) a swing revolving line of credit in the principal amount of Seven Million Five Hundred Thousand Dollars ($7,500,000) (the "Original Swing Line Credit Facility").

         B. Res-Care and certain other Existing Borrowers and the Administrative Bank and certain of the Banks amended the 1996 Loan Agreement pursuant to a First Amendment to Loan Instruments dated as of June 23, 1997 (the "First Amendment to Loan Instruments"), providing for, among other things, (i) the increase of the principal amount of the Original Revolving Credit Facility to One Hundred Million Dollars ($100,000,000), (ii) the increase of the principal amount of the Original Swing Line Credit Facility to Twelve Million Five Hundred Thousand Dollars ($12,500,000), (iii) the amendment of certain financial covenants and (iv) the addition of certain New Borrowers as parties to the Loan Instruments.

         C. Res-Care and certain other Existing Borrowers and the Administrative Bank and certain of the Banks further amended the 1996 Loan Agreement pursuant to a Second Amendment to Loan Instruments dated as of November 20, 1997 (the "Second Amendment to Loan Instruments"), providing for, among other things, (i) the consent of the Banks to the Borrowers' incurring of subordinated indebtedness, (ii) the amendment of certain financial covenants and (iii) the addition of certain other New Borrowers as parties to the Loan Instruments.

         D. Res-Care and certain other Existing Borrowers and the Administrative Bank and certain of the Banks further amended the 1996 Loan Agreement pursuant to a Third Amendment to Loan Instruments dated as of March 12, 1998 (the "Third Amendment to Loan Instruments"), providing for, among other things, the Existing Borrowers to add certain New Borrowers and to make certain other amendments. The 1996 Loan Agreement, as amended by the First Amendment to Loan Instruments, the Second Amendment to Loan Instruments and the Third Amendment to Loan Instruments, is referred to as the "Old Loan Agreement."

         E. Res-Care and certain other Existing Borrowers and the Administrative Bank and certain of the Banks amended and restated the Old Loan Agreement pursuant to the 1998 Amended and Restated Loan Agreement dated as of June 30, 1998 (the "Loan Agreement"), providing for, among other things, (i) the increase of the principal amount of the Original Revolving Credit Facility to One Hundred Seventy Five Million Dollars ($175,000,000), (ii) the increase of the principal amount of the Original Swing Line Credit Facility to Fifteen Million Dollars ($15,000,000), (iii) the creation of a new revolving credit facility in the principal amount of Twenty Five Million Dollars ($25,000,000) with a 364-day term, (iv) the amendment of certain financial covenants and (v) the addition of certain New Borrowers as parties to the Loan Instruments. Each capitalized term used herein, unless otherwise expressly defined herein, shall have the meaning set forth in the Loan Agreement.

         F. Res-Care has entered into an agreement to acquire all of the stock of PeopleServe, Inc. PeopleServe provides residential, vocational and other training, education, support and related programs and services (including habilitation, rehabilitation and required medical services) to persons with developmental and other neurological disabilities (including individuals with mental retardation, dual diagnosis, acquired brain injury and other special needs) in the following states: Delaware, Florida, Indiana, Maryland, Missouri, Nevada, New Jersey, New Mexico, North Carolina, Ohio, Texas, West Virginia and Washington, D.C.

         G. Res-Care and the Existing Borrowers wish to amend the Loan Agreement and the Loan Instruments to (i) amend certain financial covenants, (ii) to amend the Pricing Levels, which are used in determining applicable interest rates and fees and (iii) to make certain other amendments. The Administrative Bank and the Banks are agreeable to such amendments, upon satisfaction of the terms and conditions set forth herein.

         Now, therefore, in consideration of the premises and the mutual covenants and agreements set forth herein and in the Loan Agreement and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         I.       AMENDMENTS TO LOAN AGREEMENT

                  A. SECTION 1 - DEFINITIONS AND CROSS REFERENCE. The following definitions and provisions of Section 1 of the Loan Agreement are hereby amended and restated as follows:

                  "1.27 "Cash Flow from Operations" means the sum of the amounts for the period in question of (i) Net Income, (ii) Interest Expense, (iii) provisions for taxes based on income, (iv) depreciation, amortization and other non-cash charges to Net Income, and (v) Operating Lease/Rental Expense minus non-cash credits to Net Income, of the Borrowers on a consolidated basis in accordance with GAAP, determined as of the end of each month, for the previous 12 months. The Borrowers may include in the calculation of "Cash Flow from Operations" the sum of (i), (ii), (iii), (iv) and (v) for the 12 months preceding the date of calculation for any entity that has been acquired in a Permitted Business Combination; provided, however, that:

                           (a) until such time as section (b) below is
                  applicable, if the portion of the sum of (i), (ii), (iii),
                  (iv) and (v) that is based upon pre-acquisition unaudited financial results of entities acquired in Permitted Business Combinations (the "Pre-Acquisition Cash Flow from Operations") equals or exceeds twenty five percent (25%) (the "Cash Flow from Operations Limitation") of the total "Cash Flow from Operations" of the Borrowers for the period being measured, then the calculation of total "Cash Flow from Operations" may include the portion of the Pre-Acquisition Cash Flow from Operations that is equal to the Cash Flow from Operations Limitation but must exclude the portion of Pre-Acquisition Cash Flow from Operations that exceeds the Cash Flow from Operations Limitation;

                            (b) if the calculation of "Cash Flow from
                  Operations" is performed at any time from the beginning of the seventh month after the date of acquisition of an entity until the end of the twelfth month following the acquisition, the calculation with respect to such entity shall be based upon the actual financial results of such entity for the period occurring after the acquisition, annualized on a 12-month basis;

                           (c) Net Income for purposes of the calculation of
                  Cash Flow from Operations shall not include any Net Income of a Borrower derived from such Borrower's ownership of a Person that is not a Consolidated Subsidiary except to the extent such Borrower has received a distribution of such Net Income from such Person; and

                             (d) Net Income for purposes of the calculation of
                  "Cash Flow from Operations" may include an adjustment, subject to the approval of the Administrative Bank in its discretion exercised reasonably, to increase Net Income by the amount of certain extraordinary or non-recurring expenses as were incurred by entities acquired in Permitted Business Combinations during the 12 months preceding the date of calculation, to the extent that the Borrowers have demonstrated to the reasonable satisfaction of the Administrative Bank that such extraordinary or non-recurring expenses will not continue during the period after the acquisition.

                           1.53 "Existing Borrowers" means any and all Borrowers
                  party to the Loan Agreement as of June 30, 1998, but does not currently include the entities


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

                  listed on SCHEDULE IIB attached to the 1999A Amendment.

                           1.60 "Fixed Charge Coverage Ratio" means, as of any
                  Date of Determination thereof, the ratio of (i) the Borrowers' Cash Flow from Operations to (ii) the sum of the Borrowers' Interest Expense, Operating Lease/Rental Expense and Current Maturities of Long Term Debt.

                           1.74 "Letter of Credit Subfacility" means the
                  commitment of PNC, to issue Letters of Credit for the account for Res-Care or a Subsidiary up to an aggregate amount at any one time outstanding of Twenty Five Million Dollars ($25,000,000). The Letter of Credit Subfacility is a sublimit of Revolving Credit Facility A.

                           1.85 "New Borrowers" means certain Subsidiaries
                  created or acquired since June 30, 1998, specifically identified as all of the entities on SCHEDULE IIA attached to the 1999A Amendment.

                           1.96 "Pricing Level I" means the Pricing Level that
                  will be in effect for the applicable Pricing Period if, as at the relevant Date of Determination, the ratio of the Borrowers' Adjusted Indebtedness as measured on such Date of Determination, to the Borrowers' Cash Flow from Operations as measured on such Date of Determination, is less than 2.50 to 1.00.

                           1.97 "Pricing Level II" means the Pricing Level that
                  will be in effect for the applicable Pricing Period if, as at the relevant Date of Determination, the ratio of the Borrowers' Adjusted Indebtedness as measured on such Date of Determination, to the Borrowers' Cash Flow from Operations as measured on such Date of Determination, is equal to or greater than 2.50 to 1.00, but is less than 3.00 to 1.00.

                           1.98 "Pricing Level III" means the Pricing Level that
                  will be in effect for the applicable Pricing Period if, as at the relevant Date of Determination, the ratio of the Borrowers' Adjusted Indebtedness as measured on such Date of Determination, to the Borrowers' Cash Flow from Operations as measured on such Date of Determination, is equal to or greater than 3.00 to 1.00, but is less than 3.50 to 1.00.

                           1.99 "Pricing Level IV" means the Pricing Level that
                  will be in effect for the applicable Pricing Period if, as of the relevant Date of Determination, the ratio of the Borrowers' Adjusted Indebtedness as measured on such Date of Determination, to the Borrowers' Cash Flow from Operations as measured on such Date of Determination, is equal to or greater than 3.50 to 1.00, but less than 4.00 to 1.00.

                           1.100 "Pricing Level V" means the Pricing Level that
                  will be in effect


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

                  for the applicable Pricing Period if, as of the relevant Date of Determination, the Borrowers' Adjusted Indebtedness as measured on such Date of Determination, to the Borrowers' Cash Flow from Operations as measured on such Date of Determination, is equal to or greater than 4.00 to 1.00, but less than 4.50 to 1.00.

                           1.101 "Pricing Level VI" means the Pricing Level that
                  will be in effect for the applicable Pricing Period if, as of the relevant Date of Determination, the Borrowers' Adjusted Indebtedness as measured on such Date of Determination, to the Borrowers' Cash Flow from Operations as measured on such Date of Determination, is equal to or greater than 4.50 to 1.00, but less than 5.00 to 1.00.

                           1.102 "Pricing Level VII" means the Pricing Level
                  that will be in effect for the applicable Pricing Period if, as of the relevant Date of Determination, the Borrowers' Adjusted Indebtedness as measured on such Date of Determination, to the Borrowers' Cash Flow from Operations as measured on such Date of Determination, is equal to or greater than 5.00 to 1.00."

The following definitions and provisions are hereby added to Section 1 of the Loan Agreement as follows:

                           "1.147 "1999A Amendment" means the 1999A Amendment to
                  Loan Instruments made and entered into as of June __, 1999, by and among the Banks, the Administrative Bank and the Borrowers.

                           1.148 "1999A Amendment Closing Date" means the date
                  on which the 1999A Amendment to Loan Instruments has been executed and delivered by the parties thereto, June __, 1999. The closing of the 1999A Amendment shall not occur unless the acquisition of PeopleServe also occurs.

                           1.149 "Adjusted Indebtedness" means, with respect to
                  the Borrowers on a consolidated basis in accordance with GAAP,
                  (i) all indebtedness for borrowed money, including, without limitation, all Revolving Credit Loans, all Swing Line Loans, all reimbursement obligations of the Borrowers in respect of all letters of credit, including the Letters of Credit, issued for the account of the Borrowers, (ii) that portion of obligations with respect to Capital Leases which is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (iv) any obligation owed for all or any part of the deferred purchase price of property or services which purchase price is (y) due more than six months from the date of incurrence of the obligation in respect thereof, or (z) evidenced by a note or similar written instrument, but excluding trade payables incurred in the ordinary course of business, (v) all indebtedness secured by any lien on any property or asset owned by the Borrowers regardless of whether the indebtedness secured thereby shall have been assumed by the Borrowers or is non-recourse to the credit of the Borrowers but


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

                  only to the extent of the fair market value of any such property or assets, (vi) all other Contingent Obligations of the Borrowers not otherwise included in clauses (i) through
                  (v) of this Section and (vii) Operating Lease/Rental Expense multiplied by 8; PROVIDED, HOWEVER Adjusted Indebtedness shall be reduced by an amount equal to the difference (if positive) between (i) the value of the Borrowers' cash and marketable securities and (ii) $10,000,000.

                           1.150 "Adjusted Senior Indebtedness" means, with
                  respect to the Borrowers on a consolidated basis in accordance with GAAP, all Adjusted Indebtedness, excluding, however, all
                  (i) Convertible Subordinated Notes, (ii) Convertible Subordinated Notes (Normal Life) and (iii) other subordinated indebtedness which may be excluded from the calculation of "Adjusted Senior Indebtedness" by written consent of the Administrative Bank."

                  B. SECTION 2.1A - REVOLVING CREDIT FACILITY A - REVOLVING CREDIT FACILITY A LOAN COMMITMENTS. Section 2.1A of the Loan Agreement is hereby amended and restated by replacing subparagraph (iv) at the end of such section with the following:

                  "(iv) At no time shall the Banks be required to make Revolving Loans under Revolving Credit Facility A if the making of such Revolving Loans would cause the ratio of Adjusted Indebtedness as of the end of any rolling twelve (12) month period ending during one of the periods set forth below to Cash Flow from Operations for such rolling twelve (12) month period to exceed the applicable ratio:

                           PERIOD                             APPLICABLE RATIO
                           3/31/99-12/31/99                   5.50 to 1.0
                           1/01/00-12/30/00                   5.25 to 1.0
                           12/31/00 and thereafter            5.00 to 1.0"

                  C. SECTION 2.1B - REVOLVING CREDIT FACILITY B - REVOLVING CREDIT FACILITY B LOAN COMMITMENTS. Section 2.1B of the Loan Agreement is hereby amended and restated by replacing subparagraph (ii) at the end of such section with the following:

                  "(ii) At no time shall the Banks be required to make Revolving Loans under Revolving Credit Facility B if the making of such Revolving Loans would cause the ratio of Adjusted Indebtedness as of the end of any rolling twelve (12) month period ending during one of the periods set forth below to Cash Flow from Operations for such rolling twelve (12) month period to exceed the applicable ratio:


                           PERIOD                           APPLICABLE RATIO
                           3/31/99-12/31/99                 5.50 to 1.0
                           1/01/00-12/30/00                 5.25 to 1.0
                           12/31/00 and thereafter          5.00 to 1.0"

                  D. SECTION 2.7 - LETTERS OF CREDIT. Section 2.7A(i) is hereby amended and restated as follows:

                  "(i) The Borrowers may not request that PNC issue any Letter of Credit if, after giving effect to such issuance, (y) the total Letter of Credit Usage would exceed Twenty Million Five Dollars ($25,000,000.00), or (z) the Total Utilization of Revolving Credit Facility A Loan Commitments would exceed the Revolving Credit Facility A Loan Commitments, as the amount available under such Revolving Credit Facility A Loan Commitments may be reduced from time to time pursuant to
                  Section 2.4C hereof."

                  E. SECTION 8.2 -INDEBTEDNESS, ETC. Section 8.2 of the Loan Agreement is hereby amended and restated as follows:

                  "8.2 INDEBTEDNESS, ETC. The Borrowers will not, without the prior written consent of the Majority Banks, directly or indirectly, create, incur, assume, guarantee, agree to purchase or repurchase or provide funds in respect of, or otherwise become liable with respect to any Indebtedness other than:

                           (i)      The Revolving Credit Facilities;

                           (ii)     The Swing Line Credit Facility;

                           (iii) The Capital Leases in the aggregate amount not
                  exceeding Twenty Five Million Dollars ($25,000,000);

                           (iv) Current liabilities of the Borrowers (other than
                  for borrowed money) incurred in the ordinary course of their businesses and in accordance with customary trade practices;

                           (v) Purchase money indebtedness incurred or assumed
                  by the Borrowers in connection with acquisition of tangible and intangible personal and real property (acquired in a Permitted Business Combination that meets the requirements of
                  Section 8.11 hereof or in circumstances other than in connection with a Permitted Business Combination), to the extent that such tangible and intangible personal and real property are to be used by the Borrowers in businesses permitted under Section 8.5 hereof, in an aggregate principal amount not to exceed Seven Million Five Hundred Thousand Dollars ($7,500,000);

                            (vi) Unsubordinated promissory notes or other
                  evidence of


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

                  unsubordinated indebtedness issued by one or more of the Borrowers as all or part of the Business Combination Consideration in connection with a Permitted Business Combination that meets the requirements of Section 8.11 hereof in an aggregate principal amount not to exceed Twelve Million Five Hundred Thousand Dollars ($12,500,000);

                            (vii) Promissory notes or other evidence of
                  indebtedness that has been subordinated to the Obligations owed to the Banks, in a form acceptable to the Administrative Bank, issued by one or more of the Borrowers as all or part of the Business Combination Consideration in connection with a Permitted Business Combination that meets the requirements of
                  Section 8.11 hereof;

                           (viii) The advances, loans and guarantees permitted
                  under Section 8.12 hereof;

                           (ix) Convertible Subordinated Notes that meet all of
                  the following criteria:

                                    (a) The principal amount of such Convertible
                           Subordinated Notes may not exceed $115,000,000; and

                                    (b) Neither the Convertible Subordinated
                           Notes nor the Indenture may be amended in any manner that could reasonably be expected to be adverse to the interests of the Banks without prior written consent of the Administrative Bank; and

                           (x) the Convertible Subordinated Notes (Normal Life)
                  that meet the following criteria:

                                    (a) The principal amount of such Convertible
                           Subordinated Notes (Normal Life) may not, in the aggregate, exceed $22,000,000; and

                                    (b) The Convertible Subordinated Notes
                           (Normal Life) may not be amended in any manner that could reasonably be expected to be adverse to the interests of the Banks without prior written consent of the Administrative Bank."

                  F. SECTION 8.7 - RATIO OF ADJUSTED INDEBTEDNESS TO CASH FLOW FROM OPERATIONS. Section 8.7 of the Loan Agreement is hereby amended and restated as follows:

                  "8.7 RATIO OF ADJUSTED INDEBTEDNESS TO CASH FLOW FROM OPERATIONS. The Borrowers shall not permit, for any rolling twelve (12) month period ending during one of the periods set forth below, the ratio of Adjusted Indebtedness as of the end of such rolling twelve (12) month period to Cash Flow from Operations


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

                  for such rolling twelve (12) month period to exceed the applicable ratio:

                           PERIOD                          APPLICABLE RATIO

                           3/31/99-12/31/99                5.50 to 1.0
                           1/01/00-12/30/00                5.25 to 1.0
                           12/31/00 and thereafter         5.00 to 1.0"

                  G. SECTION 8.8 - RATIO OF ADJUSTED SENIOR INDEBTEDNESS TO CASH FLOW FROM OPERATIONS. Section 8.8 of the Loan Agreement is hereby amended and restated as follows:

                  "8.8 RATIO OF ADJUSTED SENIOR INDEBTEDNESS TO CASH FLOW FROM OPERATIONS. The Borrowers shall not permit, for any rolling twelve (12) month period ending during one of the periods set forth below, the ratio of Adjusted Senior Indebtedness as of the end of any such rolling twelve (12) month period to Cash Flow from Operations for such rolling twelve (12) month period to exceed the applicable ratio:

                           PERIOD                        APPLICABLE RATIO
                           3/31/99-12/31/99                 4.50 to 1.0
                           1/01/00 and thereafter           4.25 to 1.0"

                  H. SECTION 8.9 - RATIO OF DEBT TO CAPITALIZATION. Section 8.9 of the Loan Agreement is hereby amended and restated as follows:

                  "8.9 RATIO OF DEBT TO CAPITALIZATION. The Borrowers shall not permit, for any calendar month, the ratio of Debt as of the end of such calendar month to Capitalization as of the end of such calendar month to exceed the applicable ratio:

                           PERIOD                             APPLICABLE RATIO
                           3/31/99-12/31/99                   .70 to 1.0
                           1/01/00-12/30/00                   .675 to 1.0
                           12/31/00 and thereafter            .60 to 1.0

                  Notwithstanding the foregoing, if Res-Care engages in a public offering of common stock subsequent to the 1999A Amendment Closing Date that results in Res-Care receiving net proceeds in excess of $10,000,000, the applicable ratios set forth in this Section 8.9 shall be modified to reduce such applicable ratios by an amount equal to the difference between (i) the ratio of Debt to Capitalization as of the end of the calendar month immediately prior to the offering of common stock and
                  (ii) the ratio of Debt to Capitalization as of the end of the calendar month immediately following the offering of common stock. However, such an offering of common stock shall not (i) cause the applicable ratios under this Section 8.9 to be reduced below .60 to 1.0 prior to 12/31/00 or (ii) cause the applicable ratios to be less than .50 to 1.0 after 12/31/00.

                  Further notwithstanding the foregoing, if the Convertible Subordinated Notes shall be converted to equity at any time, the foregoing shall be modified to substitute the following as the applicable ratios:

                           PERIOD                         APPLICABLE RATIO
                           3/31/99-12/31/99               .60 to 1.0
                           1/01/00-12/30/00               .55 to 1.0
                           12/31/00 and thereafter        .50 to 1.0"

                  I. APPROVAL AND WAIVER OF CERTAIN REQUIREMENTS OF SECTION 8.11 IN REGARD TO BUSINESS COMBINATION WITH PEOPLESERVE,INC. The Administrative Bank and the Banks approve Res-Care's Business Combination with PeopleServe, Inc. (to be accounted for as a pooling of interests), and waive the current $15,000,000 per transaction limitation of Section 8.11(v) of the Loan Agreement with respect to such Business Combination and waive the $100,000,000 aggregate limitation of
Section 8.11(iv) of the Loan Agreement with respect to Business Combinations occurring between July 1, 1998 and June 30, 1999.

                  J. SECTION 8.11 - PERMITTED BUSINESS COMBINATIONS. Section
8.11 of the Loan Agreement is hereby amended and restated as follows:

                  "8.11 PERMITTED BUSINESS COMBINATIONS. Res-Care and its Subsidiaries shall not, without the prior written consent of the Majority Banks (as defined in Section 15.11 hereof), engage in any Business Combination unless all of the following conditions are met, in which case the proposed Business Combination shall be deemed a "Permitted Business Combination":

                           (i) the Business Combination shall be with a Person that is engaged in a business of the type described in Section 8.5 hereof;

                           (ii) the Business Combination shall be accomplished through consensual (non-hostile) agreement with the seller;

                           (iii) the Business Combination shall result in Res-Care being the surviving entity such that it reports the results of the acquisition on a consolidated basis in accordance with GAAP or the equity basis of accounting in accordance with GAAP;

                           (iv) the Business Combination Consideration associated with the proposed Business Combination plus the aggregate Business Combination Consideration associated with Permitted Business Combinations that have been completed in the current Loan Year does not exceed One Hundred Fifty Million Dollars ($150,000,000);

                           (v) the Business Combination Consideration associated with the proposed Business Combination does not exceed Twenty Million Dollars ($20,000,000); and

                           (vi) if the Business Combination involves acquisition of interests in a Person that will not treated be as a Consolidated Subsidiary of Res-Care subsequent to the Business Combination, the aggregate amount of Business Combination Consideration associated with all such Business Combinations in any Fiscal Year cannot exceed Three Million Dollars ($3,000,000)."

                  K. SECTION 8.12 - LOANS, ADVANCES AND GUARANTIES BY BORROWERS.
Section 8.12 of the Loan Agreement is hereby amended and restated by deleting the words "One Million Five Hundred Thousand Dollars ($1,500,000)" and substituting "Five Million Dollars ($5,000,000)" therefor.

         Section 8.12 is further amended to add the following at the end thereof:

         "Notwithstanding the foregoing, upon consummation of the PeopleServe, Inc. acquisition by Res-Care, the guaranties delivered by Voca Corp., Voca Corporation of North Carolina, Voca Corporation of Ohio, Voca Corporation of Washington D.C. and Voca Corporation of West Virginia, Inc. in favor of National City Bank guarantying repayment of reimbursement obligations on a letter of credit issued by National City and in favor of Chase Manhattan Trust Company, National Association, guarantying repayment of amounts due with respect to certain Mortgage Notes (collectively, the "Voca Guaranties"), shall be treated as "guaranties" under this Section 8.12 but the aggregate amount thereof (i) shall not be included for purposes of the $5,000,000 limitation on guaranties under the first paragraph of Section 8.12 or as "undeferred" obligations, and
(ii) shall not be included for purposes of the $7,500,000 limitation on assumption or guaranties of minimum working capital obligations under the second paragraph of Section 8.12. The Voca Guaranties shall not be considered "Indebtedness" for purpose of calculating "Indebtedness" for use in connection with Pricing Levels and financial covenants herein."

                  L. SCHEDULE I - LIST OF BANKS. SCHEDULE I to the Loan Agreement is hereby amended and replaced in its entirety by SCHEDULE I attached to this Amendment.

                  M. SCHEDULE IA - 1999A AMENDMENT CLOSING FEES. SCHEDULE IA to is hereby added to the Loan Agreement.

                  N. SCHEDULE II - LIST OF BORROWERS OTHER THAN RES-CARE.

SCHEDULE II to the Loan Agreement is hereby amended and replaced in its entirety by SCHEDULE II attached to this Amendment

                  O. SCHEDULE IIA - LIST OF NEW BORROWERS. SCHEDULE IIA containing a list of New Borrowers as of the 1999A Amendment Closing Date, is hereby added to the Loan Agreement by SCHEDULE IIA attached to this Amendment.

                  P. SCHEDULE IIB - LIST OF CERTAIN ENTITIES WHICH CURRENTLY ARE NOT INCLUDED IN DEFINITION OF BORROWERS OR NEW BORROWERS. SCHEDULE IIB is hereby amended and replaced in its entirety by SCHEDULE IIB attached hereto.

                  Q. SCHEDULE 6.13 - CONSOLIDATED SUBSIDIARIES OF RES-CARE, INC.
SCHEDULE 6.13 is hereby amended and restated in its entirety by Schedule 6.13 attached hereto.

                  R. RATIFICATION. The Loan Agreement, as amended by this Amendment, remains in full force and effect and the Borrowers reaffirm and ratify their obligations under the Loan Agreement, as amended by this Amendment.

         II.      STOCK PLEDGE AGREEMENT (RES-CARE)

                  A. EXHIBIT A TO STOCK PLEDGE AGREEMENT (RES-CARE). EXHIBIT A to the Stock Pledge Agreement (Res-Care) is amended and restated in its entirety by EXHIBIT A to this Amendment.

                  B. DELIVERY OF STOCK CERTIFICATES OF NEW BORROWERS TO ADMINISTRATIVE BANK. Res-Care covenants to deliver or to cause to be delivered all common stock of the New Borrowers (which common stock is specifically identified in Exhibit A hereto) to the Administrative Bank on the 1999A Amendment Closing Date.

                  C. RATIFICATION. The Stock Pledge Agreement (Res-Care), as amended by this Amendment, remains in full force and effect and Res-Care reaffirms and ratifies its obligations under the Stock Pledge Agreement, as amended by this Amendment.

         III.     AMENDMENT AND RATIFICATION OF SECURITY AGREEMENTS

                  Each of the Security Agreements remains in full force and effect and each Borrower reaffirms and ratifies its obligations under the Security Agreement to which it is a party. Each Borrower agrees that the Security Agreement to which it is a party shall continue to secure all indebtedness of the Borrower to the Banks evidenced by the Revolving Credit Notes, the Swing Line Note, the Applications and Agreements for Letters of Credit and the Loan Agreement, all as they may be amended by this Amendment. Additionally, each of the New

Borrowers, as of the date of the 1999A Amendment, shall have executed and delivered to the Administrative Bank a Security Agreement and UCC-1 financing statements in favor of the Banks, in form and substance satisfactory to the Banks.

         IV.      RATIFICATION OF OTHER LOAN INSTRUMENTS

         The Borrowers hereby reaffirm and ratify all of their obligations under the other Loan Instruments not expressly modified hereinabove.

         V.       CLOSING CONDITIONS

         The establishment of the Revolving Credit Facility by the Banks in favor of the Borrowers, the obtaining of the Revolving Credit Loans and/or Letters of Credit by the Borrowers thereunder, the making of the Swing Line Loans by PNC to the Borrowers, all as amended by this Amendment, are subject to the satisfaction of all the following conditions (in addition to the conditions set forth in the Loan Agreement):

         A. CONDITIONS TO CLOSING OF THIS AMENDMENT. The obligation of the Banks to make the Revolving Credit Loans to the Borrowers and to make the Swing Line Loans to the Borrowers are subject to the condition that, in addition to the satisfaction of the conditions precedent specified in Section 5.1 of the Loan Agreement, and with respect to the Swing Line Loan, the conditions precedent specified in Section 3.1D of the Loan Agreement, as of the 1999A Amendment Closing Date, the Banks shall have received the following from the Borrowers, dated the 1999A Amendment Closing Date or such other date as shall be acceptable to the Banks:

                           (1) This Amendment, duly executed and delivered by
the each of the Borrowers.

                           (2) Stock certificates evidencing all of the issued
and outstanding shares of the common stock of all New Borrowers identified on
SCHEDULE IIA, and executed blank stock powers appended thereto.

                           (3) Security Agreements, executed and delivered by
all New Borrowers identified on SCHEDULE IIA.

                           (4) UCC-1 financing statements appropriate for filing
in filing offices designated by the Administrative Bank, executed and delivered by all New Borrowers identified on SCHEDULE IIA.

                           (5) [New Stock Pledge Agreements, executed and
delivered by any first tier Subsidiaries that own stock of second tier Subsidiaries that are New Borrowers].

                           (6) A Certificate of the Secretary or Assistant
Secretary of Res-Care certifying as to the authenticity, completeness and accuracy of, and attaching copies of any amendments to the Articles of Incorporation or Bylaws since June 30, 1998, and Resolutions of the Board of Directors of Res-Care authorizing such Borrower's execution, delivery and performance of this Amendment and any other Loan Instruments to which such Borrower is a party, and certifying the names and true signatures of the officers of such Borrower authorized to execute and deliver the Loan Instruments to which the Borrower is a party, on behalf of such Borrower.

                           (7) A Certificate of the Secretary or Assistant
Secretary of each New Borrower certifying as to the authenticity, completeness and accuracy of, and attaching copies of their respective Certificates of Incorporation and Bylaws, together with any amendments thereto, and Resolutions of the Board of Directors of each New Borrower authorizing such New Borrower's execution, delivery and performance of this Amendment and any other Loan Instruments to which such New Borrower is a party, and certifying the names and true signatures of the officers of such New Borrower authorized to execute and deliver the Loan Instruments to which the New Borrower is a party, on behalf of such New Borrower.

                           (8) An opinion from counsel to the Borrowers, in form
and substance satisfactory to the Banks, giving substantially the same opinions as were given in connection with the execution and delivery of the Loan Agreement dated as of June 30, 1998, but to be given with respect to the execution and delivery of this Amendment and related documents.

                           (9) Such other documents as the Administrative Bank
may reasonably request.

         B. 1999A AMENDMENT CLOSING FEES. The Borrowers shall pay to the Administrative Bank on the 1999A Amendment Closing Date, for the benefit of the Banks, closing fees in regard to the 1999A Amendment in the total amount of $250,000. Upon receipt of such moneys, the Administrative Bank shall remit the closing fees set forth in SCHEDULE IA hereof to the Banks. The Borrowers shall have no liability to any Bank for any closing fees paid to the Administrative Bank which the Administrative Bank does not properly remit to such Bank pursuant to SCHEDULE IA, and such Bank's sole remedy in respect thereof shall be against the Administrative Bank. Pursuant to this Section of this Amendment and Section
15.10 of the Loan Agreement, the Borrowers also agree to pay to the Administrative Bank on the 1999A Amendment Closing Date the reasonable fees and expenses of the Administrative Bank's counsel in negotiating, drafting and closing this Amendment and related documents.

         VI.      REPRESENTATIONS  AND WARRANTIES

                           A. REPRESENTATIONS AND WARRANTIES OF BORROWER AND
CONSOLIDATED SUBSIDIARIES. To induce the Banks to enter into this Amendment, the Borrowers represent and warrant to the Banks as follows:

                           (1) Each Borrower has full power, authority, and
capacity to enter into
this Amendment, and this Amendment constitutes the legal, valid and binding obligations of each Borrower, enforceable against each in accordance with its terms.

                           (2) No Event of Default under the Loan Agreement or
any of the other Loan Instruments has occurred which continues unwaived by the Banks, and no event which with the passage of time, the giving of notice or both would constitute an Event of Default, exists as of the date hereof.

                           (3) The person executing this Amendment on behalf of
each Borrower is duly authorized to do so. Each such person has been duly authorized pursuant to resolutions of the Borrowers approved by the directors of the Borrowers to execute and deliver minor amendments to the Loan Instruments of the sort set forth in this Amendment without the necessity of further action by the respective boards of directors.

                           (4) The representations and warranties made by each
Borrower in all of the Loan Instruments are hereby remade and restated as of the date hereof.

                           (5) There are no material actions, suits, legal,
equitable, arbitration or administrative proceedings pending or threatened against any Borrower, the adverse determination of which could have a material adverse effect on the Loan Instruments, the business operations or financial condition of the Borrowers or the ability of the Borrowers to fulfill their obligations under the Loan Instruments.

         VII. LEGAL EFFECT OF THIS AMENDMENT. Although this Amendment is to be executed by the Banks and the Borrowers prior to the consummation of the acquisition of PeopleServe, Inc. by Res-Care, this Amendment shall not have legal effect until such time as the such acquisition has been consummated. To the extent that this Amendment involves execution and delivery of documents and stock certificates by PeopleServe, Inc. and its subsidiaries, such documents and stock certificates shall be executed and delivered to the Administrative Bank contemporaneous with or within seven days after the consummation of the PeopleServe, Inc. acquisition.

         VIII. MISCELLANEOUS. The provisions of Section XV of the Loan Agreement are hereby incorporated by reference and made applicable to this Amendment as fully as if set forth herein verbatim.

         Notwithstanding anything herein to the contrary, the parties acknowledge that General Health Corporation is not in good standing under the laws of the state of Arizona. The Borrowers covenant to provide a good standing certificate within 30 days after the 1999A Amendment Closing Date.

         IN WITNESS WHEREOF, the Borrowers, the Administrative Bank and the Banks have each caused this Amendment to be duly executed as of the date and year first hereinabove written.

                             RES-CARE, INC.
                             (a "Borrower")

                             ------------------------------------
                             By: Authorized Officer
                             Name: Ralph G. Gronefeld
                             Assistant Treasurer

COMMUNITY ALTERNATIVES INDIANA, INC.
COMMUNITY ALTERNATIVES NEBRASKA, INC.
COMMUNITY ADVANTAGE, INC.
TEXAS HOME MANAGEMENT, INC.
CAPITAL TX INVESTMENTS, INC.
THM HOMES, INC.
RES-CARE NEW MEXICO, INC.
RES-CARE OHIO, INC.
CATX PROPERTIES, INC.
RES-CARE CALIFORNIA, INC.
COMMUNITY ALTERNATIVES VIRGINIA, INC.
RSCR CALIFORNIA, INC.
RES-CARE KANSAS, INC.
RES-CARE ILLINOIS, INC.
RES-CARE OKLAHOMA, INC.
RES-CARE TENNESSEE, INC.
RES-CARE TRAINING TECHNOLOGIES, INC.
YOUTHTRACK, INC.
RES-CARE PREMIER, INC.
RES-CARE NEW JERSEY, INC.
COMMUNITY ALTERNATIVES KENTUCKY, INC.
ALTERNATIVE YOUTH SERVICES, INC.
COMMUNITY ALTERNATIVES TEXAS
PARTNERS,  INC.
RSCR WEST VIRGINIA, INC.
COMMUNITY ALTERNATIVES MISSOURI, INC.
         f/k/a RAIMENT, INC.
RES-CARE AVIATION, INC.
COMMUNICATIONS NETWORK CONSULTANTS, INC.
THE ACADEMY FOR INDIVIDUAL
EXCELLENCE, INC.
RES-CARE OTHER OPTIONS, INC.
SOUTHERN  HOME CARE SERVICES, INC.
GENERAL HEALTH CORPORATION  d/b/a  Arizona
         Youth Associates, Inc.
BALD EAGLE ENTERPRISES, INC.
BRINKLEY GROUP HOMES, INC.
NORMAL LIFE, INC.
NORMAL LIFE OF SOUTHERN INDIANA, INC.
NORMAL LIFE OF CENTRAL INDIANA, INC.
NORMAL LIFE OF LOUISIANA, INC.
NORMAL LIFE OF LAFAYETTE, INC.
NORMAL LIFE OF LAKE CHARLES, INC.
RES-CARE FLORIDA, INC.

NORMAL LIFE OF KENTUCKY, INC.
NORMAL LIFE OF NORTH TEXAS, INC.
NORMAL LIFE OF NEW MEXICO, INC.
NORMAL LIFE OF TENNESSEE, INC.
CAREERS IN PROGRESS, INC.
NORMAL LIFE FAMILY SERVICES, INC.
NORMAL LIFE OF CALIFORNIA, INC.
NORMAL LIFE OF GEORGIA, INC.
NORMAL LIFE MANAGEMENT, INC.
NL DELAWARE, INC.
NORMAL LIFE OF OHIO, INC.
BOLIVAR DEVELOPMENT TRAINING CENTER, INC.
HYDESBURG ESTATES, INC.
OAK WOOD SUITES OF BOLIVAR, INC.
WILLARD ESTATES, INC.
BOLIVAR ESTATES, INC.
SKYVIEW ESTATES, INC.
RIVER BLUFF ESTATES, INC.
MEADOW LANE ESTATES, INC.
EBENEZER ESTATES, INC.
HILLSIDE ESTATES, INC.
PEBBLE CREEK ESTATES, INC.
FORT MASON ESTATES, INC.
SHA-REE ESTATES, INC.
BAKER MANAGEMENT, INC.
MISSOURI PROGRESSIVE SERVICES, INC.
OAKVIEW ESTATES OF BOLIVAR, INC.
UPWARD BOUND, INC.
INDIVIDUALIZED SUPPORTED LIVING, INC.
RES-CARE WASHINGTON, INC.
RES-CARE ALABAMA, INC.
TANGRAM REHABILITATION NETWORK, INC.
BUMPERSHOOT ENTERPRISES, INC.
RS PALMER CORPORATION d/b/a TEXAS LIVING CENTERS
ALTERNATIVE CHOICES, INC.
ROCKCREEK, INC.
ACCESS, INC.
RESCARE PREMIER CANADA, INC.
OPTIMAL SPACE, INC.
J&J CARE CENTERS, INC.
RAISE GEAUGA, INC.
COMMUNITY ALTERNATIVES ILLINOIS, INC.
GENERAL HEALTH CORPORATION d/b/a ARIZONA YOUTH ASSOCIATES
(each a "Borrower")

-----------------------------
By:  Authorized Officer
Name: Ralph G. Gronefeld
Assistant Treasurer of each Borrower
listed above beginning with Community Alternatives Indiana, Inc. and ending with General Health Corporation d/b/a Arizona Youth Associates, on behalf of each such Borrower

CREATIVE NETWORKS, LLC
an Arizona limited liability company
(a "Borrower")

By:  Authorized Officer

NORMAL LIFE OF INDIANA
a general partnership
(a "Borrower")

By: NORMAL LIFE OF SOUTHERN INDIANA, INC.
  one of its General Partners

By:  Authorized Officer

and

By: NORMAL LIFE OF CENTRAL INDIANA, INC.
  its other General Partner

By:  Authorized Officer

TEXAS COMMUNITY ALTERNATIVES LIMITED PARTNERSHIP
(a Borrower)

By: COMMUNITY ALTERNATIVES TEXAS PARTNER, INC.

  its General Partner

By:  Authorized Officer

PEOPLESERVE, INC.
         P.S.I. HOLDINGS, INC.
         VOCA CORP. VOCA CORPORATION OF AMERICA VOCA CORPORATION OF FLORIDA VOCA CORPORATION OF INDIANA VOCA OF INDIANA LLC VOCA CORPORATION OF MARYLAND VOCA CORPORATION OF NEW JERSEY VOCA CORPORATION OF NORTH CAROLINA VOCA CORPORATION OF OHIO VOCA CORPORATION OF WASHINGTON D.C.
         VOCA CORPORATION OF WEST VIRGINIA, INC.
         VOCA RESIDENTIAL SERVICES, INC.
         EDUCARE COMMUNITY LIVING CORPORATION - AMERICA
         EDUCARE COMMUNITY LIVING CORPORATION - GULF COAST
         EDUCARE COMMUNITY LIVING CORPORATION - MISSOURI
         EDUCARE COMMUNITY LIVING CORPORATION - TEXAS
         EDUCARE COMMUNITY LIVING CORPORATION - NEW MEXICO
         EDUCARE COMMUNITY LIVING CORPORATION - NORTH CAROLINA
         EDUCARE COMMUNITY LIVING CORPORATION - NEVADA
         THE CITADEL GROUP, INC.
         B.W.J. OPPORTUNITY CENTERS, INC.
         (each a "Borrower")

         -------------------------------------------
         By:  Authorized Officer
         Name:
         Title:
         listed above beginning with PeopleServe, Inc. and ending with B.W.J. Opportunity Centers, Inc., on behalf of each such Borrower

PNC BANK, NATIONAL ASSOCIATION
as Administrative Bank

By: Benjamin A. Willingham
Vice President

PNC BANK, NATIONAL ASSOCIATION

as a Bank

By: Benjamin A. Willingham
Vice President

AMSOUTH BANK
("AmSouth")

-------------------------------------------
By:  Cathy Wind
Its:  Vice President

BANQUE PARIBAS
("Paribas")

--------------------------------------------
David Canavan

Its:
    ----------------------------------------

BANK ONE, KENTUCKY, NA

("Bank One")

-------------------------------------------
By: Todd D. Munson
Senior Vice President

FIRST AMERICAN NATIONAL BANK
("First American")

-------------------------------------------
By:  Kent Wood
Vice President

FIRST UNION NATIONAL BANK
("First Union")

-------------------------------------------
By: Valerie Cline
Director

FIRSTAR BANK, N.A.
 ("Firstar")

------------------------------------------
By: Toby Rau
Assistant Vice President

FLEET NATIONAL BANK
("Fleet")

-------------------------------------------
By:  Ginger Stolzenthaler
Senior Vice President

KEY CORPORATE CAPITAL, INC.
("Key")

-------------------------------------------
By:  Mark Mullen
Vice President

NATIONAL CITY BANK OF KENTUCKY
("National City")

------------------------------------------
By:  Deroy Scott
Vice President

SUNTRUST BANK, NASHVILLE, N.A.
("SunTrust")

-------------------------------------------
By: W. Brooks Hubbard
Its:

UNION BANK OF CALIFORNIA
("Union Bank")

-------------------------------------------
By:  Lynn Vine
Vice President

WACHOVIA BANK, N.A.
("Wachovia")

------------------------------------------
By:  John Tibe
Assistant Vice President

                                   SCHEDULE I

                               ADMINISTRATIVE BANK

                  PNC BANK, NATIONAL ASSOCIATION ("PNC")
                  500 West Jefferson Street
                  Louisville, KY 40202
                  Attn: Benjamin A. Willingham, Vice President

                                  LIST OF BANKS

                  AMSOUTH BANK ("AmSouth")
                  333 Union Street
                  2nd Floor
                  Nashville, TN 37021
                  Attn:  Cathy Wind, Vice President

                  BANK ONE, KENTUCKY, NA ("Bank One")
                  416 West Jefferson
                  Louisville, Kentucky 40202
                  Attn: Todd D. Munson, Senior Vice President

                  BANQUE PARIBAS ("Paribas")
                  787 Seventh Avenue
                  New York, NY  10019
                  Attn:  David Canavan

                  FIRST AMERICAN NATIONAL BANK ("First American")
                  First American Center
                  Nashville, TN  37237
                  Attn:  Kent Wood, Vice President

                  FIRSTAR BANK, N.A. ("Firstar")
                  One Financial Square
                  Louisville, KY  40202


                  FIRST UNION NATIONAL BANK ("First Union")
                  One 1st Union Center
                  301 S. College Street
                  Charlotte, NC  28288-0735
                  Attn:  Valerie Cline, Director

                  FLEET NATIONAL BANK ("Fleet")

                  1 Federal Street
                  Boston, MA  02110
                  Attn:  Ginger Stolzenthaler, Vice President

                  KEY CORPORATE CAPITAL, INC. ("Key")
                  525 Vine Street
                  Cincinnati, OH  40202
                  Attn: Mark Mullen, Vice President

                  NATIONAL CITY BANK OF KENTUCKY ("National City") 101 South Fifth Street
                  Louisville, KY 40202
                  Attn: Deroy Scott, Vice President

                  PNC BANK, NATIONAL ASSOCIATION ("PNC")
                  500 West Jefferson Street
                  Louisville, KY 40202
                  Attn: Benjamin A. Willingham, Vice President

                  SUNTRUST BANK, NASHVILLE, N.A. ("SunTrust")
                  201 Fourth Avenue North, 3rd Floor
                  Nashville, TN 37219
                  Attn:  W. Brooks Hubbard

                  UNION BANK OF CALIFORNIA, NATIONAL ASSOCIATION ("Union Bank") 445 S. Figueroa
                  16th Floor
                  Los Angeles, CA  90071
                  Attn:  Virginia Hart, Vice President

                  WACHOVIA BANK, N. A. ("Wachovia")
                  191 Peachtree Street, 29th Floor
                  Atlanta, Georgia  30303-1757
                  Attn:  John Tibe

                                   SCHEDULE IA

                    SCHEDULE OF 1999A AMENDMENT CLOSING FEES

         The Banks identified below will receive a payment of 1999A Amendment Closing Fees under this SCHEDULE IA, based upon the total commitments of each Bank under the Loan Agreement, multiplied by 125/1000 of one percent (0.125%), as set forth in the table below. The aggregate Closing Fees payable under this
SCHEDULE IA total $250,000 ($200,000,000 x 0.125%).

                                         APPLICABLE
NAME OF BANK          COMMITMENT         PERCENTAGE         CLOSING FEE
------------          ----------         ----------         -----------
PNC                 $ 30,000,000            15.00%          $ 37,500.00

Bank One              25,000,000            12.50%            31,250.00
National City         25,000,000            12.50%            31,250.00
SunTrust              20,000,000            10.00%            25,000.00
First Union           17,500,000             8.75%            21,875.00
Wachovia              15,000,000             7.50%            18,750.00
AmSouth               12,500,000             6.25%            15,625.00
Key                   12,500,000             6.25%            15,625.00
Firstar               12,500,000             6.25%            15,625.00
Banque Paribas         7,500,000             3.75%             9,375.00
First American         7,500,000             3.75%             9,375.00
Fleet                  7,500,000             3.75%             9,375.00
Union Bank             7,500,000             3.75%             9,375.00

Totals               200,000,000           100.00%           250,000.00

                                   SCHEDULE II

                   LIST OF BORROWERS OTHER THAN RES-CARE, INC.

         1. COMMUNITY ALTERNATIVES INDIANA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAI").

         2. COMMUNITY ALTERNATIVES NEBRASKA, INC., a Delaware corporation, with principal office and place of business in Louisville, Kentucky ("CAN").

         3. COMMUNITY ADVANTAGE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CA").

         4. TEXAS HOME MANAGEMENT, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("THM").

         5. CAPITAL TX INVESTMENTS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CTXI").

         6. THM HOMES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("THMH").

         7. RES-CARE NEW MEXICO, INC., a Delaware corporation with principal office and place of business of Louisville, Kentucky ("RCNM").

         8. RES-CARE OHIO, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCO").

         9. CATX PROPERTIES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CATXP").

         10. RES-CARE CALIFORNIA, INC., d/b/a RCCA Services, a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCC").

         11. COMMUNITY ALTERNATIVES VIRGINIA, INC. f/k/a RES-CARE FLORIDA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAV").

         12. RSCR CALIFORNIA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RSCRC").

         13. RES-CARE KANSAS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCK").

         14. RES-CARE ILLINOIS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCI").

         15. RES-CARE OKLAHOMA, INC. a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCOK").

         16. RES-CARE TENNESSEE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCT").

         17. RES-CARE TRAINING TECHNOLOGIES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCTT").

         18. YOUTHTRACK, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("YT").

         19. RES-CARE PREMIER, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCP").

         20 RES-CARE NEW JERSEY, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCNJ").

         21 COMMUNITY ALTERNATIVES KENTUCKY, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAK").

         22 ALTERNATIVE YOUTH SERVICES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("AYS")

         23 COMMUNITY ALTERNATIVES TEXAS PARTNER, INC. (f/k/a Community Alternatives Virginia, Inc.), a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CATP").

         24 RSCR WEST VIRGINIA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RSCRWV").

         25 COMMUNITY ALTERNATIVES MISSOURI, INC. f/k/a RAIMENT, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("R").

         26 RES-CARE AVIATION, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("RCA").

         27 COMMUNICATIONS NETWORK CONSULTANTS, INC., a Rhode Island corporation with principal office and place of business in Louisville, Kentucky ("CNC").

         28 THE ACADEMY FOR INDIVIDUAL EXCELLENCE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("AIE").

         29 RES-CARE OTHER OPTIONS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("ROO").

         30 SOUTHERN HOME CARE SERVICES, INC. d/b/a Eldercare, a Georgia corporation with principal office and place of business in Louisville, Kentucky ("SHCS").

         31. GENERAL HEALTH CORPORATION d/b/a Arizona Youth Associates, Inc., an Arizona corporation with principal office and place of business in Louisville, Kentucky ("AYA")

         32. BALD EAGLE ENTERPRISES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BEE").

 .
         33. BRINKLEY GROUP HOMES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BGH") .

         34. CREATIVE NETWORKS, LLC, an Arizona limited liability company with principal office and place of business in Louisville, Kentucky ("CN").

         35. NORMAL LIFE, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("NL").

         36. NORMAL LIFE OF SOUTHERN INDIANA, INC., an Indiana corporation with principal office and place of business in Louisville, Kentucky ("NLSI").

         37. NORMAL LIFE OF CENTRAL INDIANA, INC., successor by merger of Normal Life of Terre Haute, Inc. and Normal Life of Sheridan, Inc., an Indiana corporation with principal office and place of business in Louisville, Kentucky ("NLCI").

         38. NORMAL LIFE OF LOUISIANA, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLL").

         39. NORMAL LIFE OF LAFAYETTE, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLLAF").

         40. NORMAL LIFE OF LAKE CHARLES, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLLC").

         41. RES-CARE FLORIDA, INC., f/k/a NORMAL LIFE OF FLORIDA, INC., a Florida corporation with principal office and place of business in Louisville, Kentucky ("NLF").

         42. NORMAL LIFE OF KENTUCKY, INC., a Kentucky corporation with principal

         43 NORMAL LIFE OF NORTH TEXAS, INC., a Texas corporation with principal office and place of business in Louisville, Kentucky ("NLK").

         44. NORMAL LIFE OF NEW MEXICO, INC., a New Mexico corporation with principal office and place of business in Louisville, Kentucky ("NLNM").

         45. NORMAL LIFE OF TENNESSEE, INC., a Tennessee corporation with principal office and place of business in Louisville, Kentucky ("NLT").

         46. CAREERS IN PROGRESS, INC., a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("CP").

         47. NORMAL LIFE FAMILY SERVICES, INC. a Louisiana corporation with principal office and place of business in Louisville, Kentucky ("NLFS").

         48. NORMAL LIFE OF INDIANA, a general partnership a corporation duly organized and existing under the laws of the state of Indiana, with principal office and place of business in Louisville, Kentucky ("NLIND").

         49. NORMAL LIFE OF CALIFORNIA, INC., a California corporation with principal office and place of business in Louisville, Kentucky ("NLC").

         50. NORMAL LIFE OF GEORGIA, INC., a Georgia corporation with principal office and place of business in Louisville, Kentucky ("NLG").

         51. NORMAL LIFE MANAGEMENT, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("NLM").

         52. NL DELAWARE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("NLD").

         53. NORMAL LIFE OF OHIO, INC., an Ohio corporation with principal office and place of business in Louisville, Kentucky ("NLO").

         54. BOLIVAR DEVELOPMENT TRAINING CENTER, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BSTC").

         55. HYDESBURG ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("HE").

         56. OAK WOOD SUITES OF BOLIVAR, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("OWSB").

         57. WILLARD ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("WE").

         58. BOLIVAR ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BE").

         59. SKYVIEW ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("SE").

         60. RIVER BLUFF ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("RBE").

         61. MEADOW LANE ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("MLE").

         62. EBENEZER ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("EE").

         63. HILLSIDE ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("HE").

         64. PEBBLE CREEK ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("PCE").

         65. FORT MASON ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("FME").

         66. SHA-REE ESTATES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("SRE").

         67. BAKER MANAGEMENT, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("BM").

         68. MISSOURI PROGRESSIVE SERVICES, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("MPS").

         69. OAKVIEW ESTATES OF BOLIVAR, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("OEB").

         70. UPWARD BOUND, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("UB").

         71. INDIVIDUALIZED SUPPORTED LIVING, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("ISL").

         72. RES-CARE WASHINGTON, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCWASH").

         73. RES-CARE ALABAMA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCALA").

                                  SCHEDULE II.A
                              LIST OF NEW BORROWERS
                               as of June __, 1999

         74. TANGRAM REHABILITATION NETWORK, INC., a Texas corporation with principal office and place of business in Louisville, Kentucky.

         75. TEXAS COMMUNITY ALTERNATIVES LIMITED PARTNERSHIP, a Kentucky limited partnership with principal office and place of business in Louisville, Kentucky.

         76. BUMPERSHOOT ENTERPRISES, INC., a California corporation with principal office and place of business in Louisville, Kentucky.

         77. RS PALMER CORPORATION d/b/a TEXAS LIVING CENTERS, a Texas corporation with principal office and place of business in Louisville, Kentucky.

         78. ALTERNATIVE CHOICES, INC., a California corporation with principal office and place of business in Louisville, Kentucky.

         79. ROCKCREEK, INC., a California corporation with principal office and place of business in Louisville, Kentucky.

         80. ACCESS, INC., a North Carolina corporation with principal office and place of business in Louisville, Kentucky.

         81. RESCARE PREMIER CANADA, INC., an Ontario (Canada) corporation with principal office and place of business in Louisville, Kentucky.

         82. OPTIMAL SPACE, INC., an Ontario (Canada) corporation with principal office and place of business in Ontario, Canada.

         83. J&J CARE CENTERS, INC., a California corporation with principal office and place of business in Louisville, Kentucky.

         84. RAISE GEAUGA, INC., an Ohio corporation with principal office and place of business in Louisville, Kentucky.

         85. COMMUNITY ALTERNATIVES ILLINOIS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky.

         86. PEOPLESERVE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky.

         87. P.S.I. HOLDINGS, INC., an Ohio corporation with principal office and place of business in Louisville, Kentucky.

         88. VOCA CORP., an Ohio corporation with principal office and place of business in Louisville, Kentucky.

         89. VOCA CORPORATION OF AMERICA., an Ohio corporation with principal office and place of business in Louisville, Kentucky.

         90. VOCA CORPORATION OF FLORIDA, a Florida corporation with principal office and place of business in Louisville, Kentucky.

         91. VOCA CORPORATION OF INDIANA, an Indiana corporation with principal office and place of business in Louisville, Kentucky.

         92. VOCA OF INDIANA, LLC, an Indiana limited liability company with principal office and place of business in Louisville, Kentucky.

         93. VOCA CORPORATION OF MARYLAND, a Maryland corporation with principal office and place of business in Louisville, Kentucky.

         94. VOCA CORPORATION OF NEW JERSEY, a New Jersey corporation with principal office and place of business in Louisville, Kentucky.

         95. VOCA CORPORATION OF NORTH CAROLINA, a North Carolina corporation with principal office and place of business in Louisville, Kentucky.

         96. VOCA CORPORATION OF OHIO, an Ohio corporation with principal office and place of business in Louisville, Kentucky.

         97. VOCA CORPORATION OF WASHINGTON D.C., a District of Columbia corporation with principal office and place of business in Louisville, Kentucky.

         98. VOCA CORPORATION OF WEST VIRGINIA, INC., a West Virginia corporation with principal office and place of business in Louisville, Kentucky.

         99. VOCA RESIDENTIAL SERVICES, INC., an Ohio corporation with principal office and place of business in Louisville, Kentucky.

         100. EDUCARE COMMUNITY LIVING CORPORATION - AMERICA, a Delaware corporation with principal office and place of business in Louisville, Kentucky.

         101. EDUCARE COMMUNITY LIVING CORPORATION - GULF COAST, a Texas corporation with principal office and place of business in Louisville, Kentucky.

         102. EDUCARE COMMUNITY LIVING CORPORATION - MISSOURI, a Missouri corporation with principal office and place of business in Louisville, Kentucky.

         103. EDUCARE COMMUNITY LIVING CORPORATION - TEXAS, a Texas corporation with principal office and place of business in Louisville, Kentucky.

         104. EDUCARE COMMUNITY LIVING CORPORATION - NEW MEXICO, a New Mexico corporation with principal office and place of business in Louisville, Kentucky.

         105. EDUCARE COMMUNITY LIVING CORPORATION - NORTH CAROLINA, a North Carolina corporation with principal office and place of business in Louisville, Kentucky.

         106. EDUCARE COMMUNITY LIVING CORPORATION - NEVADA, a Nevada corporation with principal office and place of business in Louisville, Kentucky.

         107. THE CITADEL GROUP, INC., a Texas corporation with principal office and place of business in Louisville, Kentucky.

         108. B.W.J. OPPORTUNITY CENTERS, INC., a Texas corporation with principal office and place of business in Louisville, Kentucky.

                                  SCHEDULE II.B

              Certain Entities which Currently are not Included in Definition of "Existing Borrowers" or "New Borrowers"

         (1) Employ - Ability Unlimited, Inc., a New Jersey non-profit corporation.

         Refraining from including those entities within the definition of "New Borrowers", "Existing Borrowers" or "Borrowers" does not prevent the Banks from later exercising any rights under the Loan Instruments to require them to become Borrowers.

                                  SCHEDULE 1.32

                    CONTINGENT OBLIGATIONS OF RES-CARE, INC.

                                  SCHEDULE 6.7

                                  INDEBTEDNESS

[TANGRAM INDEBTEDNESS]

[PEOPLESERVE CAPITAL LEASES]

                                  SCHEDULE 6.13

                   CONSOLIDATED SUBSIDIARIES OF RES-CARE, INC.

1.       COMMUNITY ALTERNATIVES INDIANA, INC.

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: None

         Qualified to do business in: Indiana

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Delaware Secretary of State and (iii) Indiana Secretary of State

2.       COMMUNITY ALTERNATIVES NEBRASKA, INC.

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  Lincoln, Nebraska

         Qualified to do business in: Nebraska

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Nebraska Secretary of State and (iii) Delaware Secretary of State

3.       COMMUNITY ADVANTAGE, INC.

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: (i) Longmont, Colorado, (ii) Brighton, Colorado, (iii) Greeley, Colorado, (iv) Weld County, Adams County, Boulder, Jefferson, Thornton, and Evans Counties, Colorado.

         Qualified to do business in: Colorado

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Colorado Secretary of State and (iii) Delaware Secretary of State

4.       TEXAS HOME MANAGEMENT, INC.

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  various in Texas (59 group homes)

         Qualified to do business in: Texas

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Texas Secretary of State and (iii) Delaware Secretary of State

5.       CAPITAL TX INVESTMENTS, INC.

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: owns property in various Texas locations - (i) Bexar County, (ii) Tarrant, (iii) Angelina, (iv) Travis, (v) Caldwell,
         (vi) Harris, (vii) Nacogdoches, (viii) Anderson, (ix) Parker, (x) Gonzalez and (xi) Plano Counties

         Qualified to do business in: Texas

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Texas Secretary of State and (iii) Delaware Secretary of State

6.       THM HOMES, INC.

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: owns property in various Texas locations: (i) Lubbock, (ii) Bexar, (iii) Williamson, (iv) Taylor, (v) Tarrant and
         (vi) Anderson Counties

         Qualified to do business in: Texas

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Texas Secretary of State and (iii) Delaware Secretary of State

7.       RES-CARE NEW MEXICO, INC.

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: (i) Albuquerque, (ii) Rosewell, (iii) Clovis,
         (iv) Santa Fe, (v) LasVegas, (vi) Espanola, and (vii) Rio Rancho, New Mexico

         Qualified to do business in: New Mexico

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC Filing Locations: (i) Kentucky Secretary of State and (ii) New Mexico Secretary of State

8.       RES-CARE OHIO INC.

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: (i) Fairfield, (ii) Williamsburg, (iii) Hamilton, (iv) Middletown, (v) Cincinnati area, (vi) Xenia, (vii) Menton, (viii) Lake County and (ix) Geauga County, Ohio

         Qualified to do business in: Ohio

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Ohio Secretary of State and (iii) Delaware Secretary of State

9.       CATX PROPERTIES, INC.

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: owns property in various Texas locations - Wichita and Tarrant Counties

         Qualified to do business in: Texas

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Texas Secretary of State and (iii) Delaware Secretary of State

10.      RES-CARE CALIFORNIA, INC. D/B/A RCCA SERVICES

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: (i) Sacramento, (ii) San Mateo, (iii) Sutter,
         (iv) Nevada, (v) Placer and (vi) Santa Clara Counties, CA

         Qualified to do business in: California

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: RCCA Services

         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) California Secretary of State and (iii) Delaware Secretary of State

11.      COMMUNITY ALTERNATIVES VIRGINIA (F/K/A RES-CARE FLORIDA, INC.)

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky Qualified/not qualified to do business in
         Kentucky: Not qualified

         Locations of operations:  none

         Qualified to do business in: Virginia

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Florida Secretary of State and (iii) Delaware Secretary of State

12.      RSCR CALIFORNIA, INC.

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: (i) Los Angeles, (ii) San Bernardino, (iii) San Luis Obispo and (iv) Orange Counties

         Qualified to do business in: California

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC Filing Locations: (i) Kentucky Secretary of State (ii) Delaware Secretary of State and (iii) California Secretary of State

13.      RES-CARE KANSAS, INC.

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: (i) Sherman, (ii) Neosho, (iii) Stafford ,
         (iv) Cowley (v) Sedgwick, (vi) Crawford, (vii) LaBette Counties, Kansas

         Qualified to do business in: Kansas

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: Connections, Pathways, Life Choices

         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Kansas Secretary of State and (iii) Delaware Secretary of State

14.      RES-CARE ILLINOIS, INC.

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: (i) Jackson and (ii) Vermilion Counties, Illinois

         Qualified to do business in: Illinois

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Delaware Secretary of State and (iii) Illinois Secretary of State

15.      RES-CARE OKLAHOMA, INC.

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: (i) Tulsa, (ii) Seminole, (iii) Oklahoma, (iv) Rogers, (v) Creek and (vi) Garfield Counties, Oklahoma

         Qualified to do business in: Oklahoma

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Delaware Secretary of State and (iii) County Clerk of Oklahoma County, Oklahoma

16.      RES-CARE TENNESSEE, INC.

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: (i) Nashville, (ii) Jackson (Madison County),
         (iii) Knox County, (iv) Haywood County, (v) Hamilton County, (vi) Madison County, (vii) Hardeman County, (viii) Shelby County, (ix) Sumner County, (x) Wilson County, (xi) Smyrna County and (xii) Davidson County, Tennessee

         Qualified to do business in: Tennessee

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: Res-Care Other Options

         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Tennessee Secretary of State and (iii)

         Delaware Secretary of State

17.      RES-CARE TRAINING TECHNOLOGIES, INC.

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Qualified

         Location of registered agent in Kentucky: Louisville

         Locations of operations:  Louisville

         Qualified to do business in: Kentucky only

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC Filing Locations: (i) Clerk of Jefferson County, Kentucky and (ii) Delaware Secretary of State

18.      YOUTHTRACK, INC.

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville Kentucky

         Qualified/not qualified to do business in Kentucky: Qualified

         Locations of operations: (i) Arapahoe, (ii) Denver, (iii) Mesa, (iv) El Paso, (v) Jefferson , (vi) Garfield Counties, Colorado, (vii) Brigham City, Utah, (viii) St. Augustine Florida, (ix) Puerto Rico.

         Qualified to do business in: Colorado, Kentucky, Puerto Rico, Utah, Idaho, Arizona, Nevada, Florida

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC Filing Locations: (i) Clerk of Jefferson County, Kentucky, (ii) Colorado Secretary of State, (iii) Delaware Secretary of State and (iv) Utah Secretary of State

19.      RES-CARE PREMIER, INC.

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: (i) St. Louis, Missouri, (ii) Cape Giradeau, Missouri, (iii) Chicago, Illinois, (iv) Plantation, Florida,
         (v) Altoona, Iowa

         Qualified to do business in: Massachusetts, Illinois, Florida, Missouri and Iowa

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: Victorian Acres

         UCC Filing Locations: (i) Kentucky Secretary of State (ii) Delaware Secretary of State, (iii) Missouri Secretary of State, (iii) Clerk of St. Louis County, Missouri and (iv) Secretary of State of Illinois

20.      RES-CARE NEW JERSEY, INC.

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: (i) Mercer, (ii) Burlington, (iii) Middlesex,
         (iv) Warren, (v) Ocean, (vi) Union, (vii) Monmouth, and (viii) Somerset Counties; Towns of: (i) Hillsborough, (ii) Howell, (iii) Perberton,,
         (iv) Chatsworth and (v) Trenton

         Qualified to do business in: New Jersey

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Delaware Secretary of State and (iii) New Jersey Secretary of State

21.      COMMUNITY ALTERNATIVES KENTUCKY, INC.

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Qualified

         Locations of operations: (i) Bowling Green, (ii) Frankfort, (iii) Morehead, (iv) Owensboro, (v) Louisville, (vi) Elizabethtown, (vii) Symsonia, and (viii) Madisonville, Kentucky Counties: (i) Franklin,
         (ii) Fayette, (iii) Warren, (iv) Daviess, (v) Jefferson, (vi) Hardin,
         (vii) Mason, (viii) Rowan, (ix) Montgomery, (x) Carter, (xi) Morgan,
         (xii) Hoskins, (xiii) Livingston, (xiv) Graves, (xv) Calloway, (xvi) Fulton, (xvii) Marshall, and and (xviii) McCracken

         Qualified to do business in: No other states

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC Filing Locations: (i) Clerk of Jefferson County, Kentucky,
         (ii) Kentucky Secretary of State and (iii) Delaware Secretary of State

22.      ALTERNATIVE YOUTH SERVICES, INC.

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Qualified

         Locations of operations: Kentucky, Tennessee, Lawrence County, Ohio, Georgia, Jackson, Mississippi and Hinds County, Madison County, and Rankin County,

         Mississippi.

         Qualified to do business in: (i) Georgia, (ii) Ohio, (iii) Tennessee,
         (iv) Kentucky, (v) Maryland, (vi) California (vii) Mississippi,
         (viii) Washington D.C., and (ix) Indiana

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: In Maryland - d/b/a Res-Care Other Options, Inc., Magnolia Academy (Tenn.) Georgia Center for Youth, Kentucky SAFE, Ohio SAFE, Children's Sanctuary, New Summit School, Community Youth Service.

         UCC Filing Locations: (i) Clerk of Jefferson County, Kentucky,
         (ii) Kentucky Secretary of State, (iii) Delaware Secretary of State,
         (iv) Maryland Secretary of State (v) Tennessee Secretary of State,
         (vi) Ohio Secretary of State (vii) Clerk of Lawrence County, Ohio,
         (viii) Clerk of Superior Court of Fulton County, Georgia,
         (ix) Mississippi Secretary of State and (x) Arizona Secretary of State.

23. COMMUNITY ALTERNATIVES VIRGINIA, INC. (K/N/A COMMUNITY ALTERNATIVES TEXAS PARTNERS, INC.

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  None yet

         Qualified to do business in: Virginia and Texas

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: Community Alternatives Virginia, Inc.

         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Delaware Secretary of State and (iii) State Corporation Commission of Virginia

24.      RSCR WEST VIRGINIA, INC.

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: West Virginia - various

         Qualified to do business in: West Virginia

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: Yellow Springs

         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) West Virginia Secretary of State and (iii) Delaware Secretary of State

25.      COMMUNITY ALTERNATIVES MISSOURI, INC. F/K/A RAIMENT, INC.

         State of incorporation: Missouri

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: Polk, Green, Marion, Ralls, Adair, Sullivan and Cape Girardeau Counties, Missouri

         Qualified to do business in: N/A

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: Raiment, Inc.

         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and (iii) County Recorder of St. Francois and Cape Girardeau, Missouri

26.      RES-CARE AVIATION, INC.

         State of incorporation: Kentucky

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: N/A

         Locations of operations: Kentucky

         Qualified to do business in: N/A

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC Filing Locations:  Clerk of Jefferson County, Kentucky

27.      COMMUNICATIONS NETWORK CONSULTANTS, INC.

         State of incorporation: Rhode Island

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: N/A

         Locations of operations: Yancey, Mitchell, Madison, Buncombe, Jackson, Haywood, Transylvania, Henderson, Ashe, Alleghany, Watauga, Wilkes, Avery, Burke, Caldwell, McDowell, Alexander, Cleveland, Rutherford, Polk, Catawba, Surrey, Yadkin, Iredell, Foryth, Stokes, Davie, Rowan, Cabarrus, Stanley, Union, Mecklenburg, Guilford, Alamance, Caswell, Orange, Person, Chatham, Durham, Wake, Sampson, Duplin, Nash, Edgecombe, Wayne, Pender, New Hanover and Brunswick Counties, North Carolina

         Qualified to do business in: North Carolina and Virginia

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Rhode Island Secretary of State (iii) North Carolina Secretary of State

28.      THE ACADEMY FOR INDIVIDUAL EXCELLENCE, INC.

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Qualified

         Locations of operations: Kentucky

         Qualified to do business in: No other state

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC Filing Locations: (i) Clerk of Jefferson County, Kentucky and
         (ii) Delaware Secretary of State

29.      RES-CARE OTHER OPTIONS, INC.

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: (i) Montgomery and Philadelphia Counties, Pennsylvania, (ii)

         Durham, Davidson, Orange, Person, Chatam, Wake Cumberland, Forsyth and Stokes Counties, North Carolina, (iii) Oregon Secretary of State

         Qualified to do business in: (i) Oregon, (ii) North Carolina,
         (iii) Pennsylvania and (iv) Maryland.

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Delaware Secretary of State, (iii) Secretary of the Commonwealth of Pennsylvania, (iv) Prothonotary of Montgomery and Philadelphia Counties, Pennsylvania, and (v) North Carolina Secretary of State

THE FOLLOWING (#30-71) ARE BORROWERS THAT JOINED IN THE LOAN DOCUMENTS EFFECTIVE WITH THE THIRD AMENDMENT TO LOAN INSTRUMENTS (3/12/98).

30.      SOUTHERN HOME CARE SERVICES, INC.

         State of incorporation: Georgia

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: (i) Georgia and (ii) South Carolina Qualified to do business in (other than state of incorporation): South Carolina

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: L. Miller Management, Eldercare

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Clerk of the Superior Court of Fulton County Georgia, (iii) South Carolina Secretary of State

31.      GENERAL HEALTH CORPORATION

         State of incorporation: Arizona

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: Arizona

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: Arizona Youth Associates, Inc.

         UCC Filing Locations: (i) Kentucky Secretary of State, (ii) Arizona Secretary of State

32.      BALD EAGLE ENTERPRISES, INC.

         State of incorporation: Missouri

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: Missouri

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State and (ii) Missouri Secretary of State

33.      BRINKLEY GROUP HOMES, INC.

         State of incorporation: Missouri

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  Sullivan County, Missouri

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and (iii) Clerk of Sullivan County, Missouri

34.      CREATIVE NETWORKS, LLC

         State of formation: Arizona

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: Arizona

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Arizona Secretary of State

35.      NORMAL LIFE, INC.

         State of incorporation: Kentucky

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: N/A, Kentucky corporation

         Locations of operations: KY

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing location: Clerk of Jefferson County, Kentucky

36.      NORMAL LIFE OF SOUTHERN INDIANA, INC.

         State of incorporation: Indiana

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: (i) Vanderburgh County, Indiana and (ii) Warwick County, Indiana

         Qualified to do business in (other than state  of incorporation):
         None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: Normal Life of Indiana, Inc.

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Indiana Secretary of State and (iii) Clerk of Vanderburgh County, Indiana

37.      NORMAL LIFE OF CENTRAL INDIANA, INC.

         State of incorporation: Indiana

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: (i)Vigo, (ii) Hamilton, (iii) Clay and (iv) Montgomery Counties, Indiana

         Qualified to do business in (other than state of incorporation):

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: Normal Life of Sheridan, Inc.; Normal Life of Terre Haute, Inc. (merger)

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Indiana Secretary of State, (iii) Clerk of Vigo County, Indiana and (iv) Clerk of Hamilton County, Indiana

38.      NORMAL LIFE OF LOUISIANA, INC.

         State of incorporation: Louisiana

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: (i) Jefferson Parish, (ii) Orleans Parish and
         (iii) St. Bernard Parish, Louisiana

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State and (ii) Clerk of Jefferson Parish, Louisiana

39.      NORMAL LIFE OF LAFAYETTE, INC.

         State of incorporation: Louisiana

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: (i) Lafayette Parish and (ii) St. Landry Parish, Louisiana

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State and (ii) Clerk of Lafayette Parish, Louisiana

40.      NORMAL LIFE OF LAKE CHARLES, INC.

         State of incorporation: Louisiana

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: (i) Calcasieu Parish, (ii) Beauregard Parish and (iii) Vernon Parish, Louisiana

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State and (ii) Clerk of Calcasieu Parish, Louisiana



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

41.      RES-CARE FLORIDA, INC., F/K/A NORMAL LIFE OF FLORIDA, INC.

         State of incorporation: Florida

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: (i) Pinellas and (ii) Hillsborough Counties, Florida

         Qualified to do business in (other than state of incorporation):
         None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: Normal Life of Florida, Inc.

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Florida Secretary of State, (iii) Clerk of Pinellas County, Florida and (iv) Clerk of Hillsborough County, Florida

42.      NORMAL LIFE OF KENTUCKY, INC.

         State of incorporation: Kentucky

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: N/A, Kentucky corporation

         Locations of operations: Jefferson County, Kentucky

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Jefferson County, Kentucky

43.      NORMAL LIFE OF NORTH TEXAS, INC.

         State of incorporation: Texas

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: (i) Cameron, (ii) Val Verde, (iii) Tarrant,
         (iv) Collin, (v) Walde, (vi) Medina, (vii) El Paso, (viii) Bell, (ix) Navarro and (x) Dallas Counties, Texas.

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State and (ii) Texas Secretary of State

44.      NORMAL LIFE OF NEW MEXICO, INC.

         State of incorporation: New Mexico

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  None

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State and (ii) New Mexico Secretary of State

45.      NORMAL LIFE OF TENNESSEE, INC.

         State of incorporation: Tennessee

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  None

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State and (ii) Tennessee Secretary of State

46.      CAREERS IN PROGRESS, INC.

         State of incorporation: Louisiana

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: Jefferson Parish, Louisiana

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State and (ii) Clerk of Jefferson Parish, Louisiana

47.      NORMAL LIFE FAMILY SERVICES, INC.

         State of incorporation: Louisiana

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: Jefferson Parish, Louisiana

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State and (ii) Clerk of Jefferson Parish, Louisiana

48.      NORMAL LIFE OF INDIANA, a general partnership

         State of formation: Indiana

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: (i) Vanderburgh, (ii) Vigo, (iii) Hamilton,
         (iv) Warrick, (v) Clay and (vi) Montgomery Counties, Indiana.

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Indiana Secretary of State, (iii) Clerk of Vanderburgh County, Indiana, (iv) Clerk of Vigo County, Indiana and (v) Clerk of Hamilton County, Indiana

49.      NORMAL LIFE OF CALIFORNIA, INC.

         State of incorporation: California

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: (i) San Louis Obispo and (ii) Ventura Counties, California.

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State and (ii) California Secretary of State

50.      NORMAL LIFE OF GEORGIA, INC.

         State of incorporation: Georgia

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: (i) Fulton, (ii) Loundes, (iii) DeKalb, (iv) Gwinett, (v) Douglas and (vi) Forsyth Counties, Georgia.

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

         UCC filing locations: (i) Kentucky Secretary of State and (ii) Clerk of Superior Court of Fulton County, Georgia

51.      NORMAL LIFE MANAGEMENT, INC.

         State of incorporation: Kentucky

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: N/A, Kentucky corporation

         Locations of operations: None

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

         UCC filing locations: Jefferson County, Kentucky

52.      NL OF DELAWARE, INC.

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Location of Operations:  Delaware

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

         UCC filing locations: (i) Kentucky Secretary of State and (ii) Delaware Secretary of State

53.      NORMAL LIFE OF OHIO, INC.

         State of incorporation: Ohio

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  None

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A


         UCC filing locations: (i) Kentucky Secretary of State, (ii) Ohio Secretary of State and (iii) Clerk of Cuyahoga County, Ohio

54.      BOLIVAR DEVELOPMENTAL TRAINING CENTER, INC.

         State of incorporation: Missouri

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  Polk County, Missouri

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and (iii) Clerk of Polk County, Missouri

55.      HYDESBURG ESTATES, INC.

         State of incorporation: Missouri

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  Marion County, Missouri

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State, and (iii) Clerk of Marion County, Missouri

56.      OAKWOOD SUITES OF BOLIVAR, INC.

         State of incorporation: Missouri

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: Marion County, Missouri

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and (iii) Clerk of Marion County, Missouri

57.      WILLARD ESTATES, INC.

         State of incorporation: Missouri

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  Greene County, Missouri

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State, and (iii) Clerk of Greene County, Missouri

58.      BOLIVAR ESTATES, INC.

         State of incorporation: Missouri

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: Polk County, Missouri

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and (iii) Clerk of Polk County, Missouri

59.      SKYVIEW ESTATES, INC.

         State of incorporation: Missouri

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  Marion  County, Missouri

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and (iii) Clerk of Marion County, Missouri

60.      RIVER BLUFF ESTATES, INC.

         State of incorporation: Missouri

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  Polk County, Missouri

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and (iii) Clerk of Polk County, Missouri

61.      MEADOW LANE ESTATES, INC.

         State of incorporation: Missouri

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  Adair County, Missouri

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State; (ii) Missouri Secretary of State; and (iii) Clerk of Adair County, Missouri

62.      EBENEZER ESTATES, INC.

         State of incorporation: Missouri

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  Greene County, Missouri

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and (iii) Clerk of Greene County, Missouri

63.      HILLSIDE ESTATES, INC.

         State of incorporation: Missouri

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: Polk County, Missouri

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and (iii) Clerk of Polk County, Missouri

64.      PEBBLE CREEK ESTATES, INC.

         State of incorporation: Missouri

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  Polk County, Missouri

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and (iii) Clerk of Polk County, Missouri

65.      FORT MASON ESTATES, INC.

         State of incorporation: Missouri

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  Ralls County, Missouri

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and (iii) Clerk of Ralls County, Missouri

66.      SHA-REE ESTATES, INC.

         State of incorporation: Missouri

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  Polk County, Missouri

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and (iii) Clerk of Polk County, Missouri

67.      BAKER MANAGEMENT, INC.

         State of incorporation: Missouri

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: Polk County, Missouri

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State; (ii) Missouri Secretary of State; and (iii) Clerk of Polk County, Missouri

68.      MISSOURI PROGRESSIVE SERVICES, INC.

         State of incorporation: Missouri

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  Polk County, Missouri

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State; (ii) Missouri Secretary of State; and (iii) Clerk of Polk County, Missouri

69.      OAKVIEW ESTATES OF BOLIVAR, INC.

         State of incorporation: Missouri

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  Polk County, Missouri

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five

         (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and (iii) Clerk of Polk County, Missouri

70.      UPWARD BOUND, INC.

         State of incorporation: Missouri

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: Marion County, Missouri

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and (iii) Clerk of Marion County, Missouri

71.      INDIVIDUALIZED SUPPORTED LIVING, INC.

         State of incorporation: Missouri

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: Marion, Adair, Polk and Greene County,
         Missouri

         Qualified to do business in (other than state of incorporation): None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State and (iii) Clerk of Marion County, Missouri

THE FOLLOWING (#72-73) ARE BORROWERS THAT JOINED IN THE LOAN DOCUMENTS EFFECTIVE WITH THE 1998 AMENDED AND RESTATED LOAN AGREEMENT (6/30/98):

72.      RES-CARE WASHINGTON, INC.

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  Seattle, Washington, and Puyallup, Washington

         Qualified to do business in (other than state of incorporation):
         Washington

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: Creative Living Service

         UCC filing locations: (i) Kentucky Secretary of State and (ii) Washington Secretary of State

73.      RES-CARE ALABAMA, INC.

         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: Birmingham, Demopolis, Jasper, Hoover, Lyndon, and Irondale

         Qualified to do business in (other than state of incorporation):
         Alabama

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Alabama Secretary of State, (iii) Clerk of Walker County (iv) Clerk of Jefferson County and (v) Clerk of Marengo County

THE FOLLOWING (#74-85) ARE BORROWERS THAT JOINED IN THE LOAN DOCUMENTS EFFECTIVE WITH THE 1999A AMENDED AND RESTATED LOAN AGREEMENT (6/_/99):

74.      TANGRAM REHABILITATION NETWORK, INC.

         State of incorporation:  Texas

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: Maxwell, San Marcos, Seguin, Texas (counties - Guadalupe, Hays, and Caldwell)

         Qualified to do business in:  N/A

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Texas Secretary of State.

75.      TEXAS COMMUNITY ALTERNATIVES LIMITED PARTNERSHIP

         State of partnership:  Kentucky

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  OK (various)

         Qualified to do business in:  Texas

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: Texas Home Management, Inc.; RSCR Texas, Inc.; Community Alternatives Texas, Inc.; Willows Developmental Center; Canton Residential Center; Childrens Center of Austin; Alternative Business Service

         UCC filing locations: (i) Jefferson County, Kentucky (ii) Kentucky Secretary of State, (iii) Texas Secretary of State.

76.      BUMPERSHOOT ENTERPRISES, INC.

         State of incorporation:  California

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:   Riverside, CA

         Qualified to do business in:  N/A

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A UCC filing locations: (i) Kentucky Secretary of State, (ii) California Secretary of State

77.      RS PALMER CORPORATION D/B/A TEXAS LIVING CENTERS

         State of incorporation:  Texas

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: Garland, Mesquite, Dallas, Rowlett, Texas (counties - Dallas and Rockwall)

         Qualified to do business in:  N/A

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: Texas Living Centers

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Texas Secretary of State.

78.      ALTERNATIVE CHOICES, INC.

         State of incorporation:  California

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  Grand Terrace, CA

         Qualified to do business in:  N/A

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) California Secretary of State.

79.      ROCKCREEK, INC.

         State of incorporation:  California

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  Los Angeles and San Bernardino Counties, CA

         Qualified to do business in:  N/A

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) California Secretary of State.

80.      ACCESS, INC.

         State of incorporation:  North Carolina

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  Hickory, NC

         Qualified to do business in:  N/A

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) North Carolina Secretary of State and (iii) Catawba County, North Carolina.

81.      RESCARE PREMIER CANADA, INC.

         State of incorporation:  Ontario, Canada

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  Ontario, Niagara-on-the-Lake

         Qualified to do business in:  N/A

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: Anagram

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Ontario, Canada.

82.      OPTIMAL SPACE, INC.

         State of incorporation:  Ontario, Canada

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  Ontario, Niagara-on-the-Lake

         Qualified to do business in:  N/A

         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Ontario, Canada.

83.      J&J CARE CENTERS, INC.

         State of incorporation:  California

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  Penryn, CA (Placer County)

         Qualified to do business in:  N/A

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) California Secretary of State.

84.      RAISE GEAUGA, INC.

         State of incorporation:  Ohio

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  Geauga County

         Qualified to do business in:  N/A

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Ohio Secretary of State and (iii) Geauga County, Ohio

85.      COMMUNITY ALTERNATIVES ILLINOIS, INC.

         State of incorporation:  Delaware

         Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:  Vermilion and Jackson Counties

         Qualified to do business in:  Illinois

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Delaware Secretary of State and (iii) Illinois Secretary of State

86.      PEOPLE SERVE, INC.

         State of incorporation:  Delaware

         Location of principal office and records:   10140 Linn Station Road
                                                     Louisville, Kentucky 40223

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: Multiple locations in Ohio

         Qualified to do business in: Ohio

         Any name, other than name of   Corporation, used for conducting
         business in the last five (5) years: VOCA Holdings, Inc.

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Delaware Secretary of State and (iii) Ohio Secretary of State.

87.      P.S.I. HOLDINGS, INC.

         State of incorporation:  Ohio

         Location of principal office and records:   10140 Linn Station Road
                                                     Louisville, Kentucky 40223

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:     None

         Qualified to do business in: None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State and (ii) Ohio Secretary of State.

88.      VOCA CORP

         State of incorporation:        Ohio

         Location of principal office
         and records:                   10140 Linn Station Road
                                        Louisville, Kentucky 40223

         Qualified/not qualified to do
         business in Kentucky:          Not qualified


         Locations of operations:       New Castle Co., DE., Seneca Co., OH,
                                        Franklin Co., OH, Montgomery Co., OH,
                                        Madison Co., OH, Ottawa Co., OH, Gallia
                                        Co., OH, Lawrence Co., OH, Carrsee Co.,
                                        OH, Stark Co., OH, and Higland Co., OH

         Qualified to do business in:   Delaware, Washington D.C., Indiana,
                                        Maryland, Missouri, New Jersey, North
                                        Carolina, Tennessee, West Virginia.


         Any name, other than name of Corporation, used for conducting business in the last five (5) years: VOCA Corporation

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Ohio Secretary of State and (iii) Delaware Secretary of State.

89.      VOCA CORPORATION OF AMERICA

         State of incorporation:              Ohio

         Location of principal office
         and records:                         10140 Linn Station Road
                                              Louisville, Kentucky 40223

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:           None

         Qualified to do business in:       None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State and (ii) Ohio Secretary of State.

90.      VOCA CORPORATION OF FLORIDA

         State of incorporation:    Florida

         Location of principal office and records:   10140 Linn Station Road
                                                     Louisville, Kentucky 40223

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: Wauchula, Lake Worth Port, Charlotte and St. Petersburg, Florida

         Qualified to do business in: None

         Any name, other than name of Corporation, used for conducting business
         in the last five (5) years:    N/A

         UCC filing locations: (i) Kentucky Secretary of State and (ii) Florida Secretary of State

91.      VOCA CORPORATION OF INDIANA

         State of incorporation:    Indiana

         Location of principal office and records:   10140 Linn Station Road
                                                     Louisville, Kentucky 40223

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:   Indianapolis, Ft. Wayne (Allen Co.), Whitley
                                    Co., Koscuslco Co., Muncie (Delaware Co.)
                                    Jefferson Co., Dearborn Co., Jennings Co.,
                                    Wayne Co.

         Qualified to do business in: None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: RMS of Indiana, Inc.

         UCC filing locations: (i) Kentucky Secretary of State and (ii) Indiana Secretary of State.

92.      VOCA OF INDIANA LLC

         State of incorporation:    Indiana

         Location of principal office and records:   10140 Linn Station Road
                                                     Louisville, Kentucky 40223

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:      None

         Qualified to do business in:  None

         Any name, other than name of Corporation, used for conducting business in the last five

         (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, and (ii) Indiana Secretary of State.

93.      VOCA CORPORATION OF MARYLAND

         State of incorporation:    Maryland

         Location of principal office and records:   10140 Linn Station Road
                                                     Louisville, Kentucky 40223

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: Lanham, Laurel, Hyattsville, and Adelphi, Maryland

         Qualified to do business in: None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, and (ii) Maryland Department of Assessments and Taxation.

94.      VOCA CORPORATION OF NEW JERSEY

         State of incorporation:    New Jersey

         Location of principal office and records:   10140 Linn Station Road
                                                     Louisville, Kentucky 40223

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:   Medford (Burlington Co.), W. Trenton,
                                    Tabernacle (Burlington Co.), Seaville (Cape
                                    May Co.), Cherry Hill, Cumberland, Hamilton,
                                    Ewing Township, Manchester Township and
                                    Marlton (Burlington Co.), New Jersey.


         Qualified to do business in: None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State and (ii) New
         Jersey

95.      VOCA CORPORATION OF NORTH CAROLINA

         State of incorporation:  North Carolina

         Location of principal office and records:   10140 Linn Station Road
                                                     Louisville, Kentucky 40223

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:   Charlotte, Raleigh, Greensboro, Durham,
                                    Smithfield, Sanford, Boone, Wilkesboro,
                                    Apex, Banner Elk, Hickory Hudson, Morganton,
                                    Shelby, Forest City, Gastonia, Ashurtle,
                                    Dallas, Lincolnton, Granite Falls,
                                    Rutherfordton, Holly Springs, Furguay Varina and Apex, North Carolina.

         Qualified to do business in: None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State and (ii) North Carolina Secretary of State.

96.      VOCA CORPORATION OF OHIO

         State of incorporation:    Ohio

         Location of principal office and records:   10140 Linn Station Road
                                                     Louisville, Kentucky 40223

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:   Cadiz, Masillon, St. Clairsville, Canton,
                                    Louisville, Columbus, Marietta, Marion,
                                    Ohio.

         Qualified to do business in: None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State and (ii) Ohio Secretary of State.

97.      VOCA CORPORATION OF WASHINGTON, D.C.

         State of incorporation:    D.C.

         Location of principal office and records:   10140 Linn Station Road
                                                     Louisville, Kentucky 40223

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:     D.C.

         Qualified to do business in: None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, and (ii) District of Columbia.

98.      VOCA CORPORATION OF WEST VIRGINIA, INC.,

         State of incorporation:    W.Va.

         Location of principal office and records:   10140 Linn Station Road
                                                     Louisville, Kentucky 40223

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:   Beckley, Princeton, Accoville, Lewisburg,
                                    Morgantown, Clarksburg, Fairmont,
                                    Huntington, Charleston, Summersville,
                                    Kenova, Amberstdale and Oak Hill, West
                                    Virginia

         Qualified to do business in: None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, and (ii) West Virginia Secretary of State.

99.      VOCA RESIDENTIAL SERVICES, INC.

         State of incorporation:    Ohio

         Location of principal office and records:   10140 Linn Station Road
                                                     Louisville, Kentucky 40223

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:

         Qualified to do business in:       IN, DC, NC

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State and (ii) Ohio Secretary of State.

100.     EDUCARE COMMUNITY LIVING CORPORATION - AMERICA

         State of incorporation:    Delaware

         Location of principal office and records:   10140 Linn Station Road
                                                     Louisville, Kentucky 40223

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:     None

         Qualified to do business in: Texas

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: EduCare Community Living Corporation

         UCC filing locations:(i) Kentucky Secretary of State and (ii) Delaware Secretary of State.

101.     EDUCARE COMMUNITY LIVING CORPORATION - GULF COAST

         State of incorporation:    Texas

         Location of principal office and records:   10140 Linn Station Road
                                                     Louisville, Kentucky 40223

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: Houston, League City, Katy, Cypress, Alvin, Pearland and Friendwood, TX.

         Qualified to do business in: None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Texas Secretary of State.

102.     EDUCARE COMMUNITY LIVING CORPORATION - MISSOURI

         State of incorporation:    Missouri

         Location of principal office and records:   10140 Linn Station Road
                                                     Louisville, Kentucky 40223

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: Aurora, Bolivia, Jefferson City, El Dorado, Clinton and Joplin, Missouri

         Qualified to do business in: None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Missouri Secretary of State.

103.     EDUCARE COMMUNITY LIVING CORPORATION - TEXAS

         State of incorporation:    Texas

         Location of principal office and records:   10140 Linn Station Road
                                                     Louisville, Kentucky 40223

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:   Austin, San Antonio, Beaumont, Flower
                                    Mountain, Denton,

                                    Ft. Worth, Sequin, Dallas, El Paso, Grand
                                    Prairie, Edinburg, Paris, McAllen, Live Oak,
                                    Converse, Krum, Alvarado, Sanger and
                                    Cleburne, Texas.

         Qualified to do business in: None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Texas Secretary of State.

104.     EDUCARE COMMUNITY LIVING CORPORATION - NEW MEXICO

         State of incorporation:    New Mexico

         Location of principal office and records:   10140 Linn Station Road
                                                     Louisville, Kentucky 40223

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:   Las Cruces, Albuquerque, Alamagordo, Rio
                                    Rancho, Carlsbad and Farmington, New Mexico

         Qualified to do business in: None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, and (ii) New Mexico Secretary of State.

105.     EDUCARE COMMUNITY LIVING CORPORATION - NORTH CAROLINA

         State of incorporation:    North Carolina

         Location of principal office and records:   10140 Linn Station Road
                                                     Louisville, Kentucky 40223

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:   Apex, Raleigh, Burlington, Rocky Mount,
                                    Concord, Kannapolis, Charlotte, Greensboro,
                                    Stanfield, Cary, Garner, Roanoke, Rapids,
                                    Eden, Gastonia, and Mattews, North Carolina

         Qualified to do business in: None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) North Carolina Secretary of State.

106.     EDUCARE COMMUNITY LIVING CORPORATION - NEVADA

         State of incorporation:    Nevada

         Location of principal office and records:   10140 Linn Station Road
                                                     Louisville, Kentucky 40223

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations: Carson City, Reno, Elks, Fallon, Sparks, and Las Vegas, Nevada

         Qualified to do business in: None

         Any name, other than name of Corporation, used for conducting business in the last five

         (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Nevada Secretary of State.

107.     THE CITADEL GROUP, INC.

         State of incorporation:    Texas

         Location of principal office and records:   10140 Linn Station Road
                                                     Louisville, Kentucky 40223

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:   Angleton, Austin, El Paso, Brownsville, Ft.
                                    Worth, Rosenberg, Edenberg, San Antonio, and
                                    Texas City, Texas.

         Qualified to do business in:

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: Citadel Mental Health Service

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Texas Secretary of State.

108.     B.W.J. OPPORTUNITY CENTER, INC.

         State of incorporation:    Texas

         Location of principal office and records:   10140 Linn Station Road
                                                     Louisville, Kentucky 40223

         Qualified/not qualified to do business in Kentucky: Not qualified

         Locations of operations:     None

         Qualified to do business in: None

         Any name, other than name of Corporation, used for conducting business in the last five (5) years: N/A

         UCC filing locations: (i) Kentucky Secretary of State, (ii) Texas Secretary of State.

                                    EXHIBIT A

                                    Exhibit A
                      to Stock Pledge Agreement (Res-Care)
                             between Res-Care, Inc.
                                       and
                         PNC Bank, National Association,
                             AS ADMINISTRATIVE BANK

I.       PLEDGED SHARES DELIVERED TO ADMINISTRATIVE BANK AS OF 12/31/96

[CAPTION]

                                                                                     NUMBER
                                                         CERTIFICATE                   OF
     CONSOLIDATED SUBSIDIARY                               NUMBER                     SHARES                   OWNED BY
     -----------------------                               ------                     ------                   --------
Community Alternatives Indiana, Inc.                         1                        1,000             Res-Care, Inc.

Community Alternatives Nebraska, Inc.                        1                        1,000             Res-Care, Inc.

Community Advantage, Inc.                                    1                        1,000             Res-Care, Inc.

Texas Home Management, Inc.                                  1                        1,000             Res-Care, Inc.

Capital TX Investments, Inc.                                 1                        1,000             Res-Care, Inc.

THM Homes, Inc.                                              1                        1,000             Res-Care, Inc.

Res-Care New Mexico, Inc.                                    1                        1,000             Res-Care, Inc.

Res-Care Ohio, Inc.                                          1                        1,000             Res-Care, Inc.

Community Alternatives of Texas, Inc.                        1                        1,000             Res-Care, Inc.

CATX Properties, Inc.                                        1                        1,000             Res-Care, Inc.

Res-Care California, Inc.                                    1                        1,000             Res-Care, Inc.

Res-Care Florida, Inc.                                       1                        1,000             Res-Care, Inc.

RSCR California, Inc.                                        1                        1,000             Res-Care, Inc.

Res-Care Kansas, Inc.                                        1                        1,000             Res-Care, Inc.

Res-Care Illinois, Inc.                                      1                        1,000             Res-Care, Inc.

RSCR Texas, Inc.                                             1                        1,000             Res-Care, Inc.

Res-Care Oklahoma, Inc.                                      1                        1,000             Res-Care, Inc.

Res-Care Tennessee, Inc.                                     1                        1,000             Res-Care, Inc.

Res-Care Training Technologies, Inc.                         1                        1,000             Res-Care, Inc.

Youthtrack, Inc.                                             1                          800             Res-Care, Inc.

Res-Care Premier, Inc.                                       1                        1,000             Res-Care, Inc.

Res-Care New Jersey, Inc.                                    1                        1,000             Res-Care, Inc.

Community Alternatives Kentucky, Inc.                        1                        1,000             Res-Care, Inc.

Alternative Youth Services, Inc.                             1                        1,000             Res-Care, Inc.

Community Alternatives Virginia, Inc.                        1                        1,000             Res-Care, Inc.

RSCR West Virginia, Inc.                                     1                        1,000             Res-Care, Inc.

Community Alternatives Missouri, Inc. f/k/a                  1                          500             Res-Care, Inc.
Raiment, Inc.

Res-Care Aviation, Inc.                                      1                        1,000             Res-Care, Inc.

Communication Network Consultants, Inc.                      1                          100             Res-Care, Inc.

   II. PLEDGED SHARES DELIVERED TO ADMINISTRATIVE BANK AT SECOND AMENDMENT CLOSING
   DATE

The Academy for Individual Excellence, Inc.                  1                        1,000             Res-Care, Inc.

Res-Care Other Options, Inc.                                 1                        1,000             Res-Care, Inc.

III.  PLEDGED SHARES DELIVERED TO ADMINISTRATIVE BANK AS OF THIRD AMENDMENT CLOSING DATE (3/12/98)


Southern Home Care Services, Inc.                            2                        1,543             Res-Care, Inc.

Normal Life, Inc.                                           97                      906,833             Res-Care, Inc.


IV.  PLEDGED SHARES DELIVERED TO ADMINISTRATIVE BANK AS OF 1999A AMENDMENT CLOSING
DATE (6/__/99)

Tangram                                            1111                                                 Res-Care, Inc.

Palmer                                             1111      4                        1,000             Normal Life of
                                                                                                          Texas, Inc.
Alternative Choices                                1111      2                       10,000             RSCR California, Inc.

Rockcreek                                          1111      3                          200             RSCR California, Inc.

Access                                             1111      6                       16,500             Community Network
                                                                                                          Consultants
Communications Network Consultants                 1111                                                 Res-Care, Inc.

Optimal Space                                      1111                                                 Res-Care, Inc.

J & J                                              1111      4                       20,000             Res-Care, Inc.

Raise Geauga                                       1111      2                          100             Res-Care Ohio, Inc.

Community Alt. Illinois                            1111      1                        1,000             Res-Care, Inc.

General Health                                     1111     10                        4,000             Alternative Youth Services,
                                                                                                           Inc.

Bumpershoot                                        1111      4                            3             RSCR California, Inc.




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